                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): JANUARY 3, 2001


                                HEALTH NET, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                    1-12718                 95-4288333
----------------------------   -------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
  of Incorporation)                                        Identification No.)



              21650 OXNARD STREET, WOODLAND HILLS, CALIFORNIA 91367
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 676-6000




--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS.

         On January 3, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      EXHIBITS

                  ITEM NO.                        EXHIBIT INDEX

                  99.1                      Press release issued January 3, 2001
                                            by the Registrant.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEALTH NET, INC.


                                         By: /s/ B. CURTIS WESTEN
                                             -----------------------------------
                                             B. Curtis Westen, Esq.
                                             Senior Vice President, General
                                             Counsel and Secretary



Date:    January 3, 2001

                                  EXHIBIT INDEX



       EXHIBIT NUMBER              DESCRIPTION

            99.1                   Press release issued January 3, 2001
                                   by the Registrant.






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